SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 12, 2002

RYERSON TULL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9117	36-3425828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608
(Address of Principal Executive Offices)(Zip Code)

(773) 762-2121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure

The Statements under Oath by the Principal Executive Officer and Principal Financial Officer of Ryerson Tull, Inc. attached hereto as exhibits are incorporated herein by reference in answer to this Item 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

Dated: August 12, 2002	By:	/S/ LILY L. MAY Lily L. May
	Its:	Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statement under Oath of Principal Executive Officer, dated August 12, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement under Oath of Principal Financial Officer, dated August 12, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.3	Written Statement of the Chief Executive Officer dated August 12, 2002

99.4	Written Statement of the Chief Financial Officer dated August 12, 2002